                                                                    EXHIBIT 99.1

AMERICAN RETIREMENT CORPORATION (ACR) - Q2 2002 DATA SHEET - PAGE 1 OF 2

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Revenue Composition
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
                                                    % of       % of
                                                    Res.       Total
            (in thousands)              $           Fees       Rev
                                     -------       -----      -----
Retirement Centers
------------------
Independent living                   $29,965        37.1%      36.3%
Assisted living                        9,300        11.5%      11.3%
Skilled Nursing                       12,792        15.8%      15.5%
Therapy Revenue                        4,012         5.0%       4.9%
Ancillary Services                     3,957         4.9%       4.8%
Entry Fee Income                       1,851         2.3%       2.2%
                                     -------       -----      -----
                                      61,877        76.6%      74.9%

Freestanding Assisted Living          18,910        23.4%      22.9%
                                     -------       -----      -----
Total Resident Fees                   80,787       100.0%      97.8%

Freedom Square                           173                    0.2%
Mgmt Fees with purchase rights           130                    0.2%
Mgmt Fees - other                        317                    0.4%
Reimbursable out-of-pocket             1,236                    1.5%
                                     -------                  -----
                                       1,856                    2.2%

TOTAL REVENUES                       $82,643                  100.0%

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G&A as a Percentage of Revenue
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
($ in millions)                                              Q2 02       Q2 01
---------------                                             -------     -------
Consolidated Community Revenue                              $80,787     $62,405
Freedom Square/Freedom Peoria                                 7,961      13,308
Other Nonconsolidated Community Revenue                       1,278       5,519
                                                            -------     -------
Total Community Revenue                                     $90,026     $81,232

G&A                                              (A)        $ 6,554     $ 6,756
G&A excluding insurance provisions               (B)        $ 4,888     $ 4,976

PERCENTAGE OF REVENUE                            (A)            7.3%        8.3%
                                                 (B)            5.4%        6.1%

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Revenue Composition by Source
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
     (in thousands)
                             $                     %
                          -------               -------
Private Pay               $74,070                  89.6%
Medicare                    7,240                   8.8%
Medicaid                    1,333                   1.6%
                          -------               -------
TOTAL                     $82,643                 100.0%


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Same Community Results
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
                                                 INCLUDING ENTRY                      EXCLUDING ENTRY
                                                 FEE COMMUNITIES                      FEE COMMUNITIES
                                          ------------------------------     ---------------------------------
                                                                   %                                     %
        (in thousands)                     Q2 02     Q2 01       change       Q2 02        Q2 01       change
                                          --------  --------     -------     --------     --------     -------
Resident & HC Revenue                     $ 67,454  $ 60,822        10.9%    $ 52,774     $ 47,133        12.0%
Operating Expenses                          46,778    42,410        10.3%      36,369       32,939        10.4%
                                          --------  --------                 --------     --------
Community EBITDAR                         $ 20,676  $ 18,412        12.3%    $ 16,405     $ 14,194        15.6%
EBITDAR Margin                                30.7%     30.3%                   31.1%        30.1%


                                                                   %                                     %
                                           Q2 02     Q2 01       change       Q2 02        Q2 01       change
                                          --------  --------     -------     --------     --------     -------
# Locations                                     42        42                       38           38
Resident Capacity                            9,614     9,614                    7,480        7,480
Avg. Occupancy                                  90%       87%                      89%          86%
Avg. Occupied Units                          7,757     7,470         3.8%       6,181        5,894         4.9%
Avg. Mo. Revenue/unit                        2,899     2,714         6.8%       2,846        2,666         6.8%

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Freestanding AL Summary**
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
        (in thousands)                                 Q1 01       Q2 01        Q3 01        Q4 01       Q1 02       Q2 02
                                                     --------     --------     --------    --------    --------    --------
Revenue                                               $ 11,927    $ 13,716     $ 15,160    $ 16,465     $17,637     $18,910
EBITDAR                                                 (1,769)       (473)         (86)        648         949       1,665


Freestanding AL's opened at quarter end                     32          32           32          32          32          32
Ending Occupancy                                         1,558       1,730        1,863       1,958       2,079       2,241
Ending Unit Capacity                                     2,954       2,976        2,988       3,000       3,007       3,009
Occupancy Percentage                                        53%         58%          62%         65%         69%         74%

** Consolidated and nonconsolidated excluding 2 minority-owned Joint Ventures
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Consolidated Community Data**
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
                                   Q2 2002
                            ---------------------
                            Average      Average
                            Capacity    Occupancy
                            --------    ---------
Independent living            5,333       94.8%
Assisted living               3,304       76.7%
Alzheimer's                     766       76.9%
Skilled Nursing               1,221       86.4%
                             ------       ----
Total                        10,624       86.9%

**  Excludes Freedom Square

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[ARC LOGO]

AMERICAN RETIREMENT CORPORATION (ACR) - Q2 2002 DATA SHEET - PAGE 2 OF 2

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Location/Resident Capacity by Community Type
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
                                                                       Congregate          Freestanding
                              CCRC-Rental       CCRC-Entry Fee           with AL                AL
                            ---------------     ---------------     ----------------     ----------------
                            Loc.   Capacity     Loc.   Capacity     Loc.    Capacity     Loc.    Capacity
                            ----   --------     ----   --------     ----    --------     ----    --------
Owned-100%                   4       1,186       3       1,672        5       1,071        6         508
Owned-JV                     0           0       0           0        0           0        3         256
-----------------------------------------------------------------------------------------------------------
Freedom  Square              0           0       1         868        0           0        0           0
Synthetic Leased             1         220       1         460        0           0        7         728
-----------------------------------------------------------------------------------------------------------
Other Leased                 2         689       2         833        2       1,299        0           0
REIT Leased                  2         634       0           0        3         634       18       1,682
-----------------------------------------------------------------------------------------------------------
Managed with Purchase
  Rights                     0           0       0           0        2         618        0           0
Managed-other                1         377       2         690        0           0        0           0
-----------------------------------------------------------------------------------------------------------
  TOTAL                     10       3,106       9       4,523       12       3,622       34       3,174
-----------------------------------------------------------------------------------------------------------

                                                               ** DESIGNATES EXPANSIONS
                                Total                Stabilized          Pre-stabilized
                            -----------------     -----------------     -----------------
                            Loc.     Capacity     Loc.     Capacity     Loc.     Capacity
                            ----     --------     ----     --------     ----     --------
Owned-100%                   18        4,437       17        4,355        1          82
Owned-JV                      3          256        3          256        0           0
---------------------------------------------------------------------------------------
Freedom  Square               1          868        1          868        0           0
Synthetic Leased              9        1,408        4          869        5         539
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Other Leased                  6        2,821        5        2,649        1         172
REIT Leased                  23        2,950       17        2,407        6         543
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Managed with Purchase
  Rights                      2          618        2          416       **         202
Managed-other                 3        1,067        3        1,067        0           0
---------------------------------------------------------------------------------------
  TOTAL                      65       14,425       52       12,887       13       1,538
---------------------------------------------------------------------------------------

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Cost of Debt Financing
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
                      Balance
                      6/30/02                    Weighted
                 ($ in thousands)      %         Avg Rate
                 ----------------   --------     --------
Fixed                 $397,091       77.1%         7.44%

Floating               117,663       22.9%         5.62%
                      --------      -----        ------
Total                 $514,754      100.0%         7.02%

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[ARC LOGO]



The information included herein may be deemed to constitute forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking information may be affected by certain risks and uncertainties, including those described in American Retirement Corporation's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, American Retirement Corporation's actual results could differ materially from such forward-looking information. American Retirement Corporation does not undertake any obligation to publicly release any revisions to any forward-looking information contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.